Exhibit 99.1

CONN FUNDING II, L.P.,

as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Trustee

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Asset Backed Notes

(Issuable in Series)

FIFTH SUPPLEMENTAL INDENTURE

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ated as of July 2, 2010

FIFTH SUPPLEMENTAL INDENTURE

This FIFTH SUPPLEMENTAL INDENTURE is dated as of July 2, 2010 (this “Fifth Supplemental Indenture”), is between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).  Capitalized terms used herein but not otherwise defined shall have the meanings given in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuer and the Trustee have entered into a Base Indenture dated as of September 1, 2002, between the Issuer and the Trustee (the “Base Indenture”), as supplemented by (i) the First Supplemental Indenture dated as of October 29, 2004 (the “First Supplemental Indenture”), (ii) the Second Supplemental Indenture dated as of June 1, 2006 (the “Second Supplemental Indenture”), (iii) the Third Supplemental Indenture dated as of June 28, 2007 (the “Third Supplemental Indenture”), (iv) the Fourth Supplemental Indenture dated as of August 14, 2008 (the “Fourth Supplemental Indenture”), (v) the Amended and Restated Series 2002-A Supplement dated as of September 10, 2007 (as amended, the “2002-A Supplement”), as amended by (a) Supplement No. 1 to Series 2002-A Supplement dated as of August 14, 2008 (“Supplement No. 1”), and (b) Supplement No. 2 to Series 2002-A Supplement dated as of March 16, 2010 (“Supplement No. 2”), pursuant to which the Issuer’s Series 2002-A Notes (the “Series 2002-A Notes”) were issued, and (v) the Series 2006-A Series Supplement dated as of August 1, 2006 (the “2006-A Supplement” and, together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the 2002-A Supplement, the “Indenture”), pursuant to which the Issuer’s Series 2006-A Notes were issued (the “Series 2006-A Notes”, and together with the Series 2002-A Notes, the “Notes”); and

WHEREAS, the Issuer and the Trustee desire to amend certain provisions of the Indenture to permit the redemption of the Notes upon the sale of all or substantially all of the Receivables; and

WHEREAS, (i) Section 13.2 of the Base Indenture requires the consent of the Required Persons and the Holder of each outstanding Note affected by the amendments reflected herein, and (ii) Section 7.3 of the Second Amended and Restated Note Purchase Agreement dated as of August 14, 2008 (as amended, the “Series 2002-A Note Purchase Agreement”), among the Issuer, Conn Appliances, Inc., CAI, L.P., Three Pillars Funding LLC, SunTrust Robinson Humphrey, Inc., Park Avenue Receivables Corporation, and JPMorgan Chase Bank, N.A., requires the consent of the Required Persons of Series 2002-A for the execution of this Fifth Supplemental Indenture; and

WHEREAS, the Holders of the Notes desire to give their consent to the amendments effected by this Fifth Supplemental Indenture and to waive any provision that may require Notice Person consent hereto.

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer and the Trustee covenant and agree for the benefit of the respective Noteholders as follows:

ARTICLE 1.

GENERAL

SECTION 1.01                                This Fifth Supplemental Indenture is supplemental to the Indenture and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

SECTION 1.02                                This Fifth Supplemental Indenture shall become effective upon the execution and delivery of this Fifth Supplemental Indenture by each of the Issuer and the Trustee and receipt of (i) the consent of all of the Holders of the Notes to this Fifth Supplemental Indenture and (ii) the waiver of all of the Holders of the Notes of any requirement in any Transaction Document of Series 2006-A Notice Person consent.

ARTICLE 2.
AMENDMENT TO BASE INDENTURE

SECTION 2.01                                Amendment of Section 1.1.  The defined term “Redemption Date” in Section 1.1 of the Base Indenture is hereby amended by replacing the words “specified by the Servicer or Issuer” in clause (a) thereof with “or other date upon which the Servicer or Issuer redeems the Notes.”

SECTION 2.02                                Amendment of Section 14.1.  Section 14.1 of the Base Indenture is hereby amended by labeling the current text as subsection (a), and replacing the reference to “Section 14.1” in the re-labeled subsection with “14.1(a)”, and inserting a new subsection (b) to read as follows:

“(b)           All of the Notes of all Series are subject to mandatory redemption in full at the Redemption Price by the Issuer on any date upon which the Issuer sells, conveys or otherwise transfers all or substantially all of the Receivables.  If the Notes of any Series are to be redeemed pursuant to this Section 14.1(b), the Issuer shall furnish notice of its intent to effect such sale and redemption to the Trustee not later than ten (10) days prior to the Redemption Date.  On or prior to 2:00 p.m. New York time on the Redemption Date, the Issuer shall deposit with the Trustee in the related Payment Account the Redemption Price of the Notes of each outstanding Series to be redeemed in full (it being understood that any such redemption (including in connection with the sale or other transfer of all or substantially all of the Receivables) shall be made only if the aggregate Redemption Price with respect to all Notes equals at least the unpaid amount of the then outstanding principal amount of all Notes plus all accrued and unpaid interest thereon).  Notwithstanding any other provision of this Indenture to the contrary, the cash portion of the purchase price for the Receivables purchased in connection with a redemption contemplated by this Section 14.1(b) shall be at least equal to the Redemption Price, and the total consideration received by the Issuer for the Receivables shall be fair and reasonably equivalent value.”

FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.

ARTICLE 3.

AMENDMENT TO SERIES SUPPLEMENTS

SECTION 3.01                                Amendment of Section 4.  Section 4. of each of the 2006-A Supplement and 2002-A Supplement is hereby amended by the insertion of subsection (c) after subsection (b) as follows:

“(c)           The Notes shall be subject to redemption by the Issuer at the Redemption Price as contemplated by, and in accordance with, the terms of Section 14.1(b) of the Base Indenture upon the sale of all or substantially all of the Receivables by the Issuer.”

ARTICLE 4.

CONSENT AND WAIVER OF SERIES 2002-A NOTEHOLDERS

SECTION 4.01                                The Series 2002-A Notice Persons and Required Persons evidencing their consent to this Fifth Supplemental Indenture by executing the signature pages hereto are also hereby (i) giving their consent to the sale of all or substantially all of the Receivables of the Issuer to the extent the proceeds thereof are sufficient to redeem the Notes in accordance with Section 14.1(b) of the Base Indenture and (ii) the waiver of any requirement that the Notice Persons of Series 2006-A consent to this Fifth Supplemental Indenture.

ARTICLE 5.

MISCELLANEOUS

SECTION 5.01                             Except as specifically modified herein, the Indenture, as heretofore amended, and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in force and effect in accordance with their terms.

SECTION 5.02                                Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Fifth Supplemental Indenture, and this Fifth Supplemental Indenture shall not affect the rights or immunities of the Trustee under the Indenture.  This Fifth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect thereto.

FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.

SECTION 5.03                                The laws of the State of New York shall govern this Fifth Supplemental Indenture without regard to the conflict of laws provisions thereof.

SECTION 5.04                                This Fifth Supplemental Indenture may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

SECTION 5.05                                The Issuer reaffirms that (i) each of the representations and warranties made by it in the Indenture and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the effective date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time), (ii) no Event of Default or event which, upon notice or lapse of time or both, would result in an Event of Default with respect to the Notes has occurred, and (iii) no Servicer Default or event which, upon notice or lapse of time or both, would result in a Servicer Default has occurred.

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FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Fifth Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first written above.

CONN FUNDING II, L.P., as Issuer

By:	Conn Funding II GP, L.L.C.,
its general partner

	By:	/s/ David R. Atnip
	Name:	David R. Atnip
	Title:	Treasurer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Trustee

By:	/s/ Kristen L. Puttin
Name:	Kristen L. Puttin
Title:	Vice President

FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.

CONSENTED AND AGREED TO BY:

THREE PILLARS FUNDING LLC, as a Conduit Purchaser (Series 2002-A Notes)

By:	/s/ Karla L. Boyd
Name:	Karla L. Boyd
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., as Administrator (Series 2002-A Notes)

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.

JPMORGAN CHASE BANK, N.A., as Funding Agent and as Committed Purchaser (Series 2002-A Notes)

By:	/s/ Benita Volid
Name:	Benita Volid
Title:	Vice President

PARK AVENUE RECEIVABLES COMPANY LLC, as a Conduit Purchaser (Series 2002-A Notes)

By:	JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By:	/s/ Benita Volid
Name:	Benita Volid
Title:	Vice President

FIFTH SUPPLEMENTAL INDENTURE
CONN FUNDING II, L.P.